UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ILG, INC.
(Name of Registrant as Specified in Its Charter)

FRONTFOUR CAPITAL GROUP LLC

FRONTFOUR MASTER FUND, LTD.

FRONTFOUR OPPORTUNITY FUND LTD.

FRONTFOUR REAL ASSET ALTERNATIVES FUND

FRONTFOUR CAPITAL CORP.

ZACHARY R. GEORGE

DAVID A. LORBER

STEPHEN E. LOUKAS

MICHELLE FELMAN

JAMES E. HYMAN

EMANUEL R. PEARLMAN

SIMON M. TURNER

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 19, 2018

FRONTFOUR MASTER FUND, LTD.

___________, 2018

Dear Fellow ILG Stockholder:

FrontFour Master Fund, Ltd. and the other participants in this solicitation (collectively, “FrontFour” or “we”) are the beneficial owners of an aggregate of 1,364,524 shares of common stock, par value $0.01 per share, of ILG, Inc., a Delaware corporation (“ILG” or the “Company”). For the reasons set forth in the attached Proxy Statement, we believe stockholders would benefit from changes to the composition of the Board of Directors (the “Board”) of the Company and we are therefore seeking your support at the Company’s upcoming 2018 annual meeting of stockholders (the “Annual Meeting”) scheduled to be held on _______, 2018, at _:__ _.m., local time, at ____________, to elect our slate of four (4) director candidates to the Board.

For far too long, the current Board has, in our view, presided over an extended period of poor corporate governance and equity underperformance. We believe that ILG’s current Board composition is poorly conceived and is a by-product of legacy transactions and ownership structures that are not relevant to the challenges and opportunities that the Company currently faces. Notably, Avy H. Stein, the Lead Director since 2008, has been involved with the Company/its predecessor entity for nearly twenty years, originally through the acquisition of Interval International by his private equity firm Willis Stein & Partners. Additionally, a majority of the thirteen (13) current directors (as well as a majority of the eleven (11) independent directors) have served on the Board since 2008 – the same year of ILG’s spin-off. Further, not only has Mr. Stein served as Lead Director since 2008, the committee chairs of the standing committees of the Board have not been rotated or refreshed since 2008.

As explained in the attached Proxy Statement, FrontFour believes that a combination of factors may cause a divergence between the interests of the members of the Board and those of stockholders. Conversely, like all of ILG’s other stockholders, we will only be able to achieve a return on our investment upon the appreciation in value of ILG’s stock. We have nominated a slate of four (4) highly qualified director candidates for election to the Board at the Annual Meeting – Michelle Felman, James E. Hyman, Emanuel R. Pearlman and Simon M. Turner – that were carefully selected and possess diverse skill sets in areas directly relevant to ILG’s business, its current challenges and its opportunities. Our nominees collectively bring decades of leisure and real estate experience, proven execution ability, financial acumen and a commitment to representing the best interests of all stockholders.

Michelle Felman

•     Ms. Felman has spent the vast majority of her career as an investor and operator in the real estate industry and brings expertise with complex and creative real estate transactions.

•     Her most recent executive position was with Vornado Realty Trust where she helped lead a transformation of the company to one of the largest owners of office properties in New York and Washington DC.

•     She previously served as a director of LNR Property LLC until it was sold to Starwood Capital Group.

James E. Hyman

•     Mr. Hyman is an operations expert and experienced board member having successfully created significant stockholder value both through improving operations and mergers and acquisitions, including at companies with significant real estate complexities.

•     Currently, Mr. Hyman is CEO of Citizens Parking, Inc. one of the leading branded parking companies in the United States, and previously served as CEO of Cornell Companies.

•     Mr. Hyman’s professional experience also includes prior senior executive and operating positions with Starwood Hotels & Resorts Worldwide.

Emanuel R. Pearlman

•     Mr. Pearlman has had a long and respected career managing many complex operational and financial transactions within the broader leisure and hospitality industry.

•     Mr. Pearlman currently serves as the Executive Chairman of Empire Resorts, Inc. and served as sole independent director of Fontainebleau Miami.

•     He also previously served as a financial consultant to Bally Entertainment Corporation and Bally Total Fitness Holding Corporation, and as Chief Operating Officer of Vornado Operating Corporation.

Simon M. Turner

•    Mr. Turner is a global strategic leader with comprehensive experience in all facets of the hospitality industry.

•     He served as President of Global Development and a member of the Senior Leadership Team at Starwood Hotels & Resorts Worldwide, Inc.

•     Prior to joining Starwood, Mr. Turner served as a principal at Hotel Capital Advisers, Inc., an international hotel investment advisory and asset management firm, where he oversaw asset and corporate hospitality investments.

•     He previously served as a director of each of Four Seasons Hotels, Inc., Fairmont Raffles Holdings International and ClubCorp Holdings, Inc.

The Board is currently composed of thirteen (13) directors, all of whom are up for election at the Annual Meeting. Through the attached Proxy Statement, we are soliciting proxies to elect not only our four (4) nominees, but also the candidates who have been nominated by the Company other than [_________]. This gives stockholders who wish to vote for our nominees the ability to vote for all thirteen (13) directorships up for election. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed [COLOR] proxy card today. The attached Proxy Statement and the enclosed [COLOR] proxy card are first being mailed to stockholders on or about _____, 2018.

If you have already voted a proxy card furnished by the Company’s management, you have every right to change your votes by signing, dating and returning a later dated [COLOR] proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at their address and toll-free numbers listed below.

Thank you for your support,

/s/ David A. Lorber

David A. Lorber
FrontFour Master Fund, Ltd.

If you have any questions, require assistance in voting your [COLOR] proxy card,

or need additional copies of FrontFour’s proxy materials,

please contact Okapi Partners at the phone numbers or email listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

+ 1 (212) 297-0720 (Main)

+ 1 (855) 208-8902 (Toll-Free)

Email: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 19, 2018

2018 ANNUAL MEETING OF STOCKHOLDERS
OF
ILG, INC.
_________________________

PROXY STATEMENT
OF
FRONTFOUR MASTER FUND, LTD.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED [COLOR] PROXY CARD TODAY

FrontFour Master Fund, Ltd. (“FrontFour Master”), FrontFour Capital Group LLC (“FrontFour Capital”), FrontFour Opportunity Fund Ltd. (the “Canadian Fund”), FrontFour Real Asset Alternatives Fund (“FrontFour Real Asset”), FrontFour Capital Corp. (“FrontFour Corp.”), Stephen E. Loukas, David A. Lorber and Zachary R. George (collectively, “FrontFour” or “we”) are significant stockholders of ILG, Inc., a Delaware corporation (“ILG” or the “Company”), who, together with the other participants in this solicitation, collectively beneficially own an aggregate of 1,364,524 shares of common stock, $0.01 par value per share (the “Common Stock”) of the Company, representing approximately 1.1% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the Board takes the necessary steps for the Company’s stockholders to realize the maximum value of their investments. We have nominated four (4) director candidates who are fully committed to representing the best interests of stockholders and exploring all opportunities to unlock stockholder value. We are seeking your support at the annual meeting of stockholders scheduled to be held on _______, 2018, at _:__ _.m., local time, at ____________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect FrontFour’s four (4) director nominees, Michelle Felman, James E. Hyman, Emanuel R. Pearlman and Simon M. Turner (each a “Nominee” and, collectively, the “Nominees”), to the Board as directors to serve until the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.	To hold a non-binding advisory vote on the compensation of the Company’s named executive officers;
3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

We believe that the terms of thirteen (13) directors serving on the Board expire at the Annual Meeting. This Proxy Statement is soliciting proxies to elect not only our four (4) Nominees, but also the candidates who have been nominated by the Company other than [_______]. This gives stockholders who wish to vote for our Nominees the ability to vote for all thirteen (13) directorships up for election. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our Nominees are elected.

The participants in this solicitation intend to vote their shares (the “FrontFour Group Shares”) FOR the election of the Nominees, [FOR/AGAINST] the non-binding advisory vote on executive compensation and FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, as described herein. While we currently intend to vote all of the FrontFour Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the FrontFour Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the FrontFour Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the FrontFour Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted at the Annual Meeting as marked.

The Company has set the close of business on ______, 2018 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 6262 Sunset Drive, Miami, Florida 33143. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [____] shares of Common Stock outstanding.

This Proxy Statement and the enclosed [COLOR] proxy card are first being mailed to stockholders on or about [____________], 2018.

THIS SOLICITATION IS BEING MADE BY FRONTFOUR AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. FRONTFOUR IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH FRONTFOUR IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED [COLOR] PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

FRONTFOUR URGES YOU TO SIGN, DATE AND RETURN THE [COLOR] PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED [COLOR] PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO FRONTFOUR, C/O OKAPI PARTNERS, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our [COLOR] proxy card are available at [_____]

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed [COLOR] proxy card today to vote FOR the election of our Nominees.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed [COLOR] proxy card and return it to FrontFour c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a [COLOR] voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our four (4) Nominees only on our [COLOR] proxy card. So please make certain that the latest dated proxy card you return is the [COLOR] proxy card.

If you have any questions, require assistance in voting your [COLOR] proxy card,

or need additional copies of FrontFour’s proxy materials,

please contact Okapi Partners at the phone numbers or email listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

+ 1 (212) 297-0720 (Main)

+ 1 (855) 208-8902 (Toll-Free)

Email: info@okapipartners.com

3

BACKGROUND TO SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

  On November 17, 2016, a representative of FrontFour first met with representatives of ILG at the MKM Entertainment, Leisure & Consumer Technology Conference held in New York.
  On April 20, 2017, Stephen E. Loukas of FrontFour emailed Avy H. Stein, the Company’s Lead Director, to schedule a call.
  On May 5, 2017, at the request of FrontFour, Mr. Loukas and David A. Lorber of FrontFour participated in a call with Mr. Stein and Lily Arteaga, the Company’s Senior Vice President of Investor Relations. The purpose of the call was to enable FrontFour to gain an understanding of the Board’s view of consolidation within the industry and its capital allocation strategy. FrontFour also expressed its concerns related to the Company’s corporate governance.
  On May 18, 2017, Messrs. Lorber and Loukas met with representatives of ILG, including Craig M. Nash, the Chairman, President and Chief Executive Officer of ILG, Sergio D. Rivera, the President and Chief Executive Officer of the Company’s Vacation Ownership segment, and William L. Harvey, the Company’s Chief Financial Officer, at the Company’s executive offices in Miami. During the meeting, the parties discussed the Company’s future, its stand-alone prospects and consolidation within the industry. FrontFour also expressed its views regarding a potential business combination with Marriott Vacations Worldwide Corporation ("Marriott Vacations").
  On May 24, 2017, FrontFour issued a public letter to Mr. Nash and the Board in which FrontFour called upon the Company to seek a business combination with Marriott Vacations. In the letter, FrontFour expressed its belief that such a transaction would be highly accretive and could create more value than either company could achieve on a standalone basis.
  On May 25, 2017, the Company held its 2017 Investor Day, which was attended by a representative of FrontFour.
  On June 6, 2017, representatives of FrontFour met with Messrs. Nash, Rivera and Harvey and Ms. Arteaga at the Goldman Sachs Lodging, Gaming, Restaurant and Leisure Conference in New York. The parties discussed ILG’s business and strategic direction.
  On November 16, 2017, a representative of FrontFour met with certain members of ILG’s management team at the MKM Partners Entertainment, Travel & Technology Conference held in New York.
  On November 27, 2017, FrontFour sent a letter to the Board in which it outlined governance concerns, risks and opportunities for the Company, and the financial and strategic merits of a transaction with Marriott Vacations. FrontFour also requested a dialogue with the Board.
  On December 5, 2017, at FrontFour’s request and by invitation of the Board, representatives of FrontFour, including Messrs. Lorber and Loukas, had a teleconference call with the independent members of the Board. FrontFour made a presentation outlining governance concerns, risks and opportunities for the Company and the merits of entering into a transaction with Marriott Vacations.
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  On January 29, 2018, FrontFour delivered a letter to the Company nominating Michelle Felman, James E. Hyman, Emanuel R. Pearlman and Simon M. Turner for election to the Board at the Annual Meeting. Also on January 29, 2018, FrontFour issued a press release disclosing that it had nominated four director candidates for election to the Board at the Annual Meeting without getting into further details.
  Later on January 29, 2018, the Company issued a press release confirming receipt of FrontFour’s director nominations.
  On February 21, 2018, FrontFour issued a public letter to the Company’s stockholders. In the letter, FrontFour expressed its continued belief that a business combination with Marriott Vacations would maximize value for the Company’s stockholders. FrontFour also identified its Nominees for election to the Board at the Annual Meeting.
  On February 22, 2018, Victoria J. Kincke, the Company’s General Counsel and Secretary, sent an email to Mr. Lorber requesting that the Nominees be made available for interviews and that each Nominee complete a questionnaire.
  On February 27, 2018, Mr. Lorber responded to Ms. Kincke’s email and explained that FrontFour is happy to make its Nominees available to be interviewed if the Board is willing to engage in a dialogue to avoid an election contest, which should include a discussion relating to Board composition, corporate governance and the strategic direction of ILG.
  On February 28, 2018, during its quarterly earnings call, ILG announced that the Board had established a Strategic Review Committee to explore potential strategic opportunities.
  On March 8, 2018, Messrs. Lorber and Loukas participated in a call with the Company’s financial advisors at Goldman Sachs during which they reiterated that FrontFour is happy to make its Nominees available to be interviewed once a constructive dialogue begins with ILG’s independent directors or a subset thereof.
  On March 9, 2018, Messrs. Lorber and Loukas and Zachary R. George of FrontFour participated in a call with the Company’s financial advisors at Goldman Sachs during which they once again reiterated that FrontFour is happy to make its Nominees available to be interviewed once a constructive dialogue begins with ILG’s independent directors or a subset thereof.
  Also on March 9, 2018, FrontFour’s proxy solicitor, Okapi Partners, advised FrontFour that ILG had notified Broadridge Financial Solutions (“Broadridge”) of three separate record dates for the Annual Meeting – March 21st, March 29th and April 4th.
  On March 13, 2018, Messrs. Lorber and Loukas participated in a call with the Company’s financial advisors at Goldman Sachs where they once again discussed a willingness to allow for the interview of the Nominees and requesting a dialogue with ILG’s independent directors or a subset thereof in connection therewith. The parties discussed FrontFour’s belief that there is a need for Board refreshment and the Company’s advisors indicated that they would work to set up a dialogue directly between FrontFour and a subset of the Board. FrontFour also requested clarity on the multiple record dates that were entered into Broadridge’s system. ILG’s advisors informed FrontFour that they would get back to them regarding a path forward and clarity on the record dates. There was an understanding that timing was of the essence given the looming first record; however, FrontFour never heard back.
5

  On March 15, 2018, after failing to receive any response from ILG or its advisors by market close, which FrontFour interpreted as the Board’s disinterest in engaging in constructive discussions with FrontFour, FrontFour issued a public letter to the Board. In the letter, FrontFour explained that it was encouraged by ILG’s formation of a Strategic Review Committee, but remains concerned by the Board’s refusal to engage in a constructive dialogue with FrontFour and its decision to notify Broadridge of three record dates for the Annual Meeting. FrontFour made clear that it will make its Nominees available to be interviewed provided that the Board is prepared to work constructively and in good faith with FrontFour to come to an amicable resolution regarding the composition of the Board.
  On March 16, 2018, ILG issued a statement in response to FrontFour’s March 15th letter. In its statement, ILG failed to explain why it notified Broadridge of three record dates for the Annual Meeting.
  On March 27, 2018, Okapi Partners advised FrontFour that ILG had notified Broadridge of an additional record date for the Annual Meeting – April 24th.
  On April 16, 2018, the Company filed its preliminary proxy statement in connection with the Annual Meeting.
  On April 19, 2018, FrontFour filed its preliminary proxy statement in connection with the Annual Meeting.

6

REASONS FOR THE SOLICITATION

We Believe Substantial Value can be Created via a Merger with an Industry Peer

We believe that significant stockholder value can be created through the exploration and completion of a business combination with an industry peer given the significant cost synergies that would be derived from the reduction of duplicative corporate G&A expenses, as well as synergies within the sales & marketing function. Depending on the merger combination partner, there is additional potential for significant revenue synergies via an opportunity to cohesively market to a larger loyalty member customer base. Importantly, a transaction would, in our view, provide for a meaningful premium for ILG stockholders and, if structured with an equity component, would allow for the continued participation in the pro-forma company’s future prospects.

FrontFour has a long history investing in the timeshare industry. We were a significant stockholder of Diamond Resorts International, Inc. ("Diamond") and in October 2015, we sent a public letter to Diamond requesting that it explore strategic alternatives. Diamond was successfully sold in 2016. Given our experience in studying Diamond's successful strategy of executing on a number of acquisitions of non-hotel affiliated properties, the opportunity to significantly reduce corporate G&A and sales & marketing expenses is not lost on us. As such, we continue to believe that a business combination with an industry peer is the best risk-adjusted path forward for the Company and its stockholders.

We are Highly Concerned by the Process Utilized by ILG when Exploring a Potential Business Combination in 2017

As disclosed in the Company’s proxy statement for the Annual Meeting, in January 2017, ILG entered into a confidentiality agreement with another company (we presume Marriott Vacations) in connection with a potential business combination. Through June 2017, the two companies engaged in due diligence and met on various occasions to discuss a potential business combination. Based on the Company’s disclosure, the Executive Committee (comprised of three directors, each of whom has been on the Board since 2008, including Chairman, President and CEO Craig M. Nash, Lead Director Avy H. Stein and Thomas J. Kuhn) was actively engaged in the process, which did not result in a transaction.

We are shocked that ILG’s 13-person Board would support a transaction process which appears to us to be devoid of independent oversight. In our view, best governance practices in the face of such a significant opportunity with its related conflicts would dictate that an independent committee be formed to evaluate such a transaction. Instead, it appears to us that due diligence and negotiations on behalf of stockholders and the Board was led by management and the Executive Committee. Considering that Mr. Nash has been President and CEO since the Company’s spin-off in 2008 and also held executive roles with the Company/its predecessor entity dating all the way back to 1982, and Mr. Stein has been Lead Director since 2008 and involved with the Company/its predecessor entity since 1997, we question the Executive Committee’s independence and ability to fairly evaluate a potential business combination without the cloud of competing interests.

We Believe ILG’s Board is in Need of Refreshment

When reviewing the composition of ILG’s Board, the lengthy tenures of many of the incumbents is concerning to us – more than half of the independent directors have served on the Board since 2008. Additionally, Mr. Stein, the Lead Director since 2008, has been involved with ILG/its predecessor entity on an off-and-on basis since the 1997 acquisition of Interval International by his private equity firm Willis Stein & Partners. Given the significant change to ILG’s business since its spin-off from IAC in 2008 when it was simply a timeshare exchange platform and the lengthy Board tenure of over half of the independent directors, we believe NOW is the appropriate time to reconstitute ILG’s Board with new directors whose collective experiences will bring a fresh perspective to the challenges and opportunities that ILG currently faces.

7

We Believe that the Board must be held Accountable for ILG’s Long-Term Underperformance Versus its Peer Group

We believe that the best indicator of the effectiveness of a company’s management team and board is the stock price performance over the long-term. Over a five-year horizon, ILG has significantly underperformed the S&P 500 Hotels, Resorts & Cruise Lines Index and its direct peer group.1 Additionally, ILG has materially underperformed both its direct peer group as well as the S&P 500 Hotels, Resorts & Cruise Lines Index over a three-year period. In 2017, ILG only marginally outperformed its direct peer group despite benefitting from significant M&A speculation.

We Question Whether the Long-Standing Independent Directors are Properly Aligned with Stockholders

As noted above, six of the eleven independent directors have served on the Board since 2008. Despite their long tenures, of these six independent directors, only one (Lewis J. Korman) has ever made an open market purchase of ILG stock. Moreover, only two of the total eleven independent directors (Mr. Korman and Thomas O. Ryder) have ever purchased a single ILG share in the open market. FrontFour notes that, according to the Company’s proxy statement for the Annual Meeting, the independent directors each received nearly $219,000 in director compensation for fiscal 2017. Accordingly, FrontFour believes that the lack of a vested interest through the purchase of ILG stock coupled with this compensation structure may incentivize the incumbent directors to maintain their positions, which could cause divergence with stockholders’ interests. If elected, the Nominees intend to directly invest in the stock of the Company by purchasing shares in the open market as long as market conditions permit.

We Believe there is a Better Path Forward

We are confident that we have assembled the right people to assist in creating substantial value for the benefit of all ILG stockholders. Our slate consists of executives with unique perspectives directly relevant to the Company’s current business and challenges, including decades of leisure and real estate experience and expertise in finance, mergers and acquisitions, strategic transformations and board governance and oversight.

If elected, our Nominees will aim to work with the rest of the Board to conduct a rigorous analysis of management and the Board’s current strategy on a rationally risk-adjusted basis, as well as a review of all available alternatives to enhance value.

1 Direct peer group consists of Wyndham Worldwide Corporation (NYSE:WYN), Hilton Grand Vacations Inc. (NYSE:HGV) and Marriott Vacations (NYSE:VAC).

8

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently composed of thirteen (13) directors, each with terms expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our Nominees, Michelle Felman, James E. Hyman, Emanuel R. Pearlman and Simon M. Turner, in opposition to four (4) of the Company’s director nominees. Your vote to elect our Nominees will have the legal effect of replacing four (4) incumbent directors with the Nominees. If elected, our Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement any actions that they may believe are necessary to enhance stockholder value as described in further detail above. There is no assurance that any incumbent director will serve as a director if one or more of our Nominees are elected to the Board.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company is set forth above in the section entitled “Reasons For Our Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America. Messrs. Hyman and Turner are also citizens of the United Kingdom.

Michelle Felman, age 55, is the managing member of JAM Holdings LLC, an investment and advisory firm that she founded in March 2016. Ms. Felman has served as a trustee of Choice Properties Real Estate Investment Trust, (TSX:CHP), an owner, manager and developer of retail and commercial real estate across Canada, since June 2013, where she is a member of its Governance, Compensation and Nominating Committees. Ms. Felman has served as a director of Forest City Realty Trust, Inc. (NYSE:FCE.A), a real estate investment trust that owns, develops, manages and acquires commercial and residential real estate in markets across the United States, since March 2018. She has also served as a director of each of The Partners Group AG (SIX:PGHN), a global private equity firm, since May 2016, where she serves as Chair of the Investment Oversight Committee, and Cumming Corp., a multi-faceted project management and cost consulting firm, since June 2017. Ms. Felman has also served as a Senior Advisor to Turner Impact Capital, LLC, a social impact real estate investment firm, since May 2012. From 1997 to 2010, Ms. Felman served as Executive Vice President – Acquisitions and Capital Markets at Vornado Realty Trust (“Vornado”) (NYSE:VNO), a real estate investment trust. Thereafter, she continued to provide consulting services to Vornado until December 2012 and also served as a director of LNR Property Corporation, a leading mortgage servicer and special servicer, until April 2013. Prior to joining Vornado, Ms. Felman served as Managing Director – Global Acquisitions and Business Development at GE Capital, the financial services unit of General Electric Company, from 1991 to 1997. Ms. Felman began her career in the Investment Banking Division of Morgan Stanley. Ms. Felman currently teaches at the Columbia Business School and previously sat on the Executive Committee of the Zell Lurie Center at the Wharton School, where she also served as a visiting professor. Ms. Felman earned her B.A. in Economics from the University of California, Berkeley and her MBA from the Wharton School at the University of Pennsylvania.

FrontFour believes that Ms. Felman’s extensive experience guiding corporate strategy, as both a director and executive officer, coupled with her real estate and investment expertise, will make her a valuable addition to the Board.

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James E. Hyman, age 58, has served as Chief Executive Officer of Citizens Parking, Inc., one of the leading branded parking companies in the United States, since November 2017. Mr. Hyman has also served as a partner at Marketing Strategies, LLC, a strategic consulting and M&A advisory firm, since 2010. From January 2015 through April 2017, Mr. Hyman served as President and Chief Executive Officer of Community Education Centers, Inc., a provider of offender reentry and in-prison treatment services. Prior to that, he served as Chief Executive Officer, President and a director of TestAmerica Laboratories, Inc., an analytical laboratory for environmental testing services, from 2011 until May 2014. He served as Chairman, President and Chief Executive Officer of Cornell Companies, Inc. (formerly NYSE:CRN), an operator of correctional facilities, from 2005 until 2010. Mr. Hyman’s professional experience also includes executive and operating positions with Starwood Hotels & Resorts Worldwide, Inc. (formerly NYSE:HOT), one of the largest hotel and leisure companies in the world (1999 – 2002); GE Capital, the financial services unit of General Electric Company (1996 – 1999); Sequa Corporation, a diversified industrial company (1994 – 1996); McKinsey & Company, Inc., a global management consulting firm (1986 – 1994); and J.P. Morgan & Co. (n/k/a JPMorgan Chase), a commercial and investment banking institution (1981 – 1985). Mr. Hyman currently serves as a director of each of Jason Industries, Inc. (NASDAQ:JASN), a global industrial manufacturing company (since September 2015); Camin Cargo Control, Inc., a leading provider of inspection and laboratory testing services to the petroleum industry (since August 2015); and The Hinckley Company, a luxury sail and power yacht company (since May 2013). Mr. Hyman previously served as a director of each of Grosvenor Americas, an operating company of global property group Grosvenor Group Limited, from 2011 to June 2016, and Mac-Gray Corporation (formerly NYSE:TUC), a provider of laundry facilities management services to multi-family housing, from May 2013 until the completion of its sale in January 2014. Mr. Hyman also currently serves as Chairman of The Mega-Cities Project, Inc., a not-for-profit focused on urban development issues in the world’s largest cities. Mr. Hyman received an MBA, with distinction, from the Harvard Business School and an AB, with honors, in Philosophy from the University of Chicago.

FrontFour believes that Mr. Hyman’s more than 25 years of international business leadership experience, including his service as an executive and director of public and private companies, will make him a valuable addition to the Board.

Emanuel R. Pearlman, age 58, currently serves as the Chairman and Chief Executive Officer of Liberation Investment Group, LLC (“Liberation”), an investment management and financial consulting firm that he founded in 2003. Mr. Pearlman also currently serves as the Executive Chairman of Empire Resorts, Inc. (NASDAQ:NYNY), a holding company for various subsidiaries engaged in the hospitality and gaming industries, where he has served as a director since May 2010 and previously served as Chairman of the Board from September 2010 through May 2016. Mr. Pearlman also serves as a director of each of Network-1 Technologies, Inc. (NYSE MKT:NTIP), a company focused on the development, licensing and protection of intellectual property assets, since January 2012, where he serves as Chairman of the Audit Committee and a member of the Corporate Governance Committee; and CEVA Group, Plc/CEVA Holdings, LLC, a global supply chain management and logistics company, since June 2013, where he serves on the Audit Committee. Prior to founding Liberation, Mr. Pearlman was the Executive General Partner of Gemini Partners, L.P. / Gemini Partners II, L.P., an investment partnership specializing in strategic block investing and financial consulting, from 1988 to 2000. In the course of his career, Mr. Pearlman has served as a financial consultant to various organizations, including Bally Total Fitness Holding Corporation, Bally Entertainment Corporation, Di Giorgio Corporation and Jackpot Enterprises, Inc. He also previously served as the Chief Operating Officer of Vornado Operating Corporation, a former publicly traded company affiliated with Vornado Realty Trust. In addition to previously serving as a director of each of Multimedia Games, Inc. (formerly NASDAQ:MGAM), a leading manufacturer and supplier of gaming machines and systems, from 2006 to 2010, and ClubCorp Holdings, Inc. (formerly NYSE:MYCC), a leading owner-operator of private golf and country clubs and private business clubs in North America, from May 2017 until the completion of its sale in September 2017, Mr. Pearlman was previously appointed as a director of various public and private companies to assist in their reorganization and restructuring efforts, including Fontainebleau Miami JV, LLC (2009 to August 2014), Dune Energy, Inc. (January 2012 - 2013) and Jameson Inns, Inc. (January - December 2012). Mr. Pearlman earned his MBA from the Harvard Graduate School of Business and graduated with an A.B. degree in Economics from Duke University.

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FrontFour believes that Mr. Pearlman’s more than 30 years of experience in investing, executive finance, operations and advisory positions with publicly traded and private companies, coupled with his expertise in the hospitality and leisure industries, will make him a valuable addition to the Board.

Simon M. Turner, age 56, is a global strategic leader with 35 years of comprehensive experience in all facets of the hotel business, including senior executive and board oversight of public and private hospitality enterprises. Since November 2017, Mr. Turner has served as the managing member of Alpha Lodging Partners, LLC, an advisory firm providing investment and strategic advisory services to hospitality sector companies and investors. Mr. Turner served as President of Global Development at Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) (formerly NYSE:HOT), one of the largest hotel and leisure companies in the world, from 2008 to September 2016. Prior to joining Starwood, Mr. Turner served as a principal at Hotel Capital Advisers, Inc., an international hotel investment advisory and asset management firm, from 1996 to 2008. Mr. Turner served as a director of investment banking at Salomon Brothers Inc., a former investment bank, from 1987 to 1996. Mr. Turner’s professional experience also includes prior positions with Pannell Kerr Forster (n/k/a PKF), a global accounting and consulting firm, and Gustar Hoteliers, a Swiss-based hotel management and hospitality marketing company. Mr. Turner currently serves as an advisory board member of each of Project Cloudkey Inc. (d/b/a KEYPR), a leading cloud-based technology platform for the hospitality industry (since November 2016), V3 Capital Management, L.P., an investment firm that invests in publicly traded real estate securities (since October 2016), PM Hotel Group, a leading hotel management company (since May 2017), and Collective Hotels and Retreats, Inc. (d/b/a Collective Retreats), an experiential travel company offering unique luxury retreats (since December 2017). Mr. Turner previously served as a director of ClubCorp Holdings, Inc. (formerly NYSE:MYCC), a leading owner-operator of private golf and country clubs and private business clubs in North America, from May 2017 until the completion of its sale in September 2017. He also served as a director of each of Four Seasons Hotels Inc. (formerly NYSE:FS), an international luxury hospitality company, from 1997 to 2007, and Fairmont Raffles Hotels International, an international hotel management company, from 2006 to 2007. Mr. Turner currently serves as an adjunct instructor at the NYU School of Professional Studies. Mr. Turner holds a B.S. in Hotel Administration from Cornell University.

FrontFour believes that Mr. Turner’s expertise in the hospitality and leisure industry, including his senior executive and board oversight experience with leading hospitality companies, will make him a valuable addition to the Board.

The principal business address of Ms. Felman is c/o JAM Holdings LLC, 11 Partrick Road, Westport, Connecticut 06880. The principal business address of Mr. Hyman is c/o Marketing Strategies, LLC, 755 Westover Road, Stamford, Connecticut 06902. The principal business address of Mr. Pearlman is 350 E. 79th Street, #4D, New York, New York 10075. The principal business address of Mr. Turner is 16 Philips Lane, Rye, New York 10580.

As of the date hereof, Messrs. Hyman and Pearlman and Ms. Felman do not own beneficially or of record any securities of the Company and have not entered into any transactions in securities of the Company during the past two (2) years.

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As of the date hereof, Mr. Turner beneficially owns 31,524 shares of Common Stock. For information regarding transactions in securities of the Company during the past two (2) years by Mr. Turner, see Schedule I.

Each of the Nominees may be deemed to be a member of the Group (as defined below) for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of the Nominees specifically disclaims beneficial ownership of shares of Common Stock that he or she does not directly own. For information regarding purchases and sales during the past two (2) years by the members of the Group of securities of the Company, see Schedule I.

The members of FrontFour and the Nominees are collectively referred to as the “Group” herein.

FrontFour Master has entered into letter agreements pursuant to which it and the Canadian Fund agreed to indemnify the Nominees against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions.

FrontFour Master also entered into compensation letter agreements with each of the Nominees pursuant to which it agreed to pay each Nominee $25,000 in cash upon the submission of FrontFour’s notice to the Company nominating the Nominees for election to the Board of the Company.

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

FrontFour believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Fifth Amended and Restated By-laws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominees in accordance with the Company’s Bylaws and shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED [COLOR] PROXY CARD.

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PROPOSAL TWO

NON-BINDING ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate their support for the compensation of the Company’s named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders of ILG, Inc. ("ILG") approve, on an advisory basis, the compensation of ILG's named executive officers disclosed in the Proxy Statement for ILG's 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and the other related tables and narrative discussion within the Executive Compensation section.”

As disclosed in the Company’s proxy statement, the stockholder vote on the say-on-pay proposal is an advisory vote only and is not binding on the Board; however, the Company has disclosed that the Compensation Committee of the Board will review the voting results and consider them when making decisions in the future regarding the Company’s executive compensation program.

[WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “[FOR/AGAINST]” THIS PROPOSAL].

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PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and the Board is requesting that stockholders ratify such selection.

As disclosed in the Company’s proxy statement, stockholder approval is not required to appoint Ernst & Young LLP as the Company’s independent registered public accounting firm, but the Company is submitting the selection of Ernst & Young LLP to stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Company has indicated that the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. The Company has further disclosed that even if the selection is ratified by stockholders, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed [COLOR] proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, [FOR/AGAINST] the advisory vote to approve the Company’s executive compensation and FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate thirteen (13) candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect not only our four (4) Nominees, but also the candidates who have been nominated by the Company other than [____]. This gives stockholders who wish to vote for our Nominees the ability to vote for all thirteen (13) directorships up for election. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our Nominees are elected.

While we currently intend to vote all of our shares of Common Stock in favor of the election of the Nominees, we reserve the right to vote some or all of our shares of Common Stock for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of our shares of Common Stock for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the FrontFour Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date will be considered a quorum for the transaction of business.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

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If you are a stockholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a majority voting policy for uncontested elections and a plurality vote standard for contested director elections. As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, so the thirteen (13) nominees for director receiving the highest vote totals will be elected as directors of the Company. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Advisory (non-binding) Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the advisory vote on executive compensation will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal. The Company has indicated that abstentions and broker non-votes will have no effect on the proposal.

Ratification of Selection of Accounting Firm ─ According to the Company’s proxy statement, assuming that a quorum is present, the selection of Ernst & Young LLP will be ratified if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition to ratification. The Company has indicated that abstentions and broker non-votes will have no effect on the proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your [COLOR] proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with FrontFour’s recommendations specified herein and in accordance with the discretion of the persons named on the [COLOR] proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the FrontFour in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 6262 Sunset Drive, Miami, Florida 33143, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, FrontFour requests that either the original or photostatic copies of all revocations be mailed to FrontFour in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that FrontFour will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED [COLOR] PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by FrontFour. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

FrontFour has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $[____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. FrontFour has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. FrontFour will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately [__] persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by FrontFour. Costs of this solicitation of proxies are currently estimated to be approximately $[___]. FrontFour estimates that through the date hereof, its expenses in connection with this solicitation are approximately $[___]. FrontFour intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Nominees to the Board at the Annual Meeting. If such reimbursement is approved by the Board, FrontFour does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees and the members of FrontFour are participants in this solicitation. The principal business of each of FrontFour Master, the Canadian Fund and FrontFour Real Asset is investing in securities. The principal business of FrontFour Capital is serving as the investment manager of FrontFour Master and certain accounts (the “Separately Managed Accounts”). The principal business of FrontFour Corp. is serving as the investment manager of the Canadian Fund and FrontFour Real Asset. Each of Messrs. Loukas, Lorber and George are managing members and principal owners of FrontFour Capital and principal owners of FrontFour Corp.

The address of the principal office of each of FrontFour Capital, the Canadian Fund, FrontFour Real Asset and Messrs. Loukas, Lorber and George is 35 Mason Street, 4th Floor, Greenwich, Connecticut 06830. The address of the principal office of FrontFour Master is c c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9007, Cayman Islands. The address of the principal office of FrontFour Corp. is 1055 West Georgia Street, Royal Centre, Suite 1500, Vancouver, British Columbia V6E 4N7.

As of the date hereof, FrontFour Master beneficially owned directly 1,072,548 shares of Common Stock, including 412,700 shares of Common Stock underlying certain call options exercisable within 60 days of the date hereof. As of the date hereof, 216,157 shares of Common Stock were beneficially owned directly by the Separately Managed Accounts, including 85,200 shares of Common Stock underlying certain call options exercisable within 60 days of the date hereof. As of the date hereof, the Canadian Fund beneficially owned directly 27,295 shares of Common Stock, including 10,100 shares of Common Stock underlying certain call options exercisable within 60 days of the date hereof. As of the date hereof, FrontFour Real Asset beneficially owned directly 16,000 shares of Common Stock. FrontFour Capital, as the investment manager of FrontFour Master and the Separately Managed Accounts, may be deemed to beneficially own the 1,288,705 shares of Common Stock beneficially owned in the aggregate by FrontFour Master and the Separately Managed Accounts. FrontFour Corp., as the investment manager of the Canadian Fund and FrontFour Real Asset, may be deemed to beneficially own the 43,295 shares of Common Stock beneficially owned in the aggregate by the Canadian Fund and FrontFour Real Asset. As of the date hereof, Mr. Loukas directly beneficially owned 1,000 shares of Common Stock and, as a managing member and principal owner of FrontFour Capital and a principal owner of FrontFour Corp., may be deemed to beneficially own the 1,332,000 shares of Common Stock beneficially owned in the aggregate by FrontFour Master, the Separately Managed Accounts, the Canadian Fund and FrontFour Real Asset. Messrs. Lorber and George, each as a managing member and principal owner of FrontFour Capital and a principal owner of FrontFour Corp., may be deemed to beneficially own the 1,332,000 shares of Common Stock beneficially owned in the aggregate FrontFour Master, the Separately Managed Accounts, the Canadian Fund and FrontFour Real Asset.

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Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 1,364,524 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

The members of FrontFour who directly own securities of the Company effect purchases of securities primarily through margin accounts maintained for them with prime brokers, which may extend margin credit to them as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the prime brokers’ credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts. The securities of the Company directly beneficially owned by each of FrontFour Master, the Canadian Fund, FrontFour Real Asset and the Separately Managed Accounts were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). The securities of the Company directly owned by Mr. Loukas were purchased with personal funds (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). The securities of the Company directly owned by Mr. Turner were acquired in connection with the spin-off of the vacation ownership business of Starwood Hotels & Resorts Worldwide, Inc.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

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There are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

FrontFour is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which FrontFour is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed [COLOR] proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2019 annual meeting of stockholders (the “2019 Annual Meeting”) must, in order to be included in the Company’s proxy statement and the form of proxy for the 2019 Annual Meeting, be delivered to the Company’s Secretary at 6262 Sunset Drive, Miami, Florida 33143 by [________].

Under the Bylaws, any stockholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board) at the 2019 Annual Meeting, must give written notice of that proposal to the Company’s Secretary not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Therefore, to be presented at the 2019 Annual Meeting, such a proposal must be delivered between [_______], 2019 and [_______], 2019.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2019 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this proxy statement should not be construed as an admission by FrontFour that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE COMPANY’S DIRECTORS, RELATED PARTY TRANSACTIONS AND GENERAL INFORMATION CONCERNING THE COMPANY’S ADMINISTRATION AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

FrontFour Master Fund, Ltd.

__________, 2018

19

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Class of Security	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

FrontFour Master Fund, Ltd.

Common Stock	52,881	03/06/2017
Common Stock	26,440	03/06/2017
Common Stock	23,704	03/07/2017
Common Stock	17,665	03/08/2017
Common Stock	67,702	03/09/2017
Common Stock	17,635	03/10/2017
Common Stock	29,433	03/10/2017
Common Stock	23,582	03/13/2017
Common Stock	3,301	03/13/2017
Common Stock	5,871	03/14/2017
Common Stock	14,691	03/15/2017
Common Stock	1,533	03/15/2017
Common Stock	30,236	03/16/2017
Common Stock	9,072	03/16/2017
Common Stock	15,113	03/17/2017
Common Stock	8,913	03/17/2017
Common Stock	83,268	03/20/2017
Common Stock	42,301	03/22/2017
Common Stock	2,844	03/22/2017
Common Stock	19,074	03/28/2017
Common Stock	12,117	03/29/2017
Common Stock	11,623	04/03/2017
Common Stock	9,180	04/04/2017
Common Stock	3,334	04/10/2017
Common Stock	12,574	04/11/2017
Common Stock	8,199	04/17/2017
Common Stock	21,805	04/18/2017
Common Stock	12,329	04/19/2017
Common Stock	4,579	04/21/2017
Common Stock	4,167	04/24/2017
Common Stock	5,861	04/25/2017
Common Stock	3,461	04/26/2017
Common Stock	6,557	04/28/2017
Common Stock	454	05/01/2017
Common Stock	8,347	05/04/2017
Common Stock	6,940	05/05/2017
Common Stock	(9,480)	05/05/2017
Common Stock	2,304	05/11/2017
Common Stock	(2,844)	05/24/2017
Common Stock	(67,404)	06/08/2017
Common Stock	(8,691)	06/12/2017

I-1

Common Stock	2,205	06/19/2017
Common Stock	1,861	06/28/2017
Common Stock	1,341	07/05/2017
Common Stock	2,881	07/10/2017
Common Stock	1,580	07/21/2017
Common Stock	4,014	07/25/2017
Common Stock	1,559	07/27/2017
Common Stock	20,000	07/31/2017
Common Stock	2,868	08/11/2017
Common Stock	705	09/05/2017
Common Stock	3,162	09/11/2017
Common Stock	1,000	09/28/2017
Common Stock	4,000	09/29/2017
Common Stock	4,000	10/02/2017
Common Stock	1,000	10/03/2017
Common Stock	(4,894)	10/06/2017
Common Stock	(2,767)	10/10/2017
Common Stock	4,000	11/02/2017
Common Stock	2,929	11/08/2017
Common Stock	1,439	11/09/2017
Common Stock	2,494	11/13/2017
Common Stock	1,681	11/15/2017
Common Stock	(445)	11/16/2017
Common Stock	1,439	11/16/2017
Common Stock	(1,646)	11/20/2017
Common Stock	(1,975)	11/21/2017
Common Stock	(440)	11/24/2017
Common Stock	(2,303)	11/27/2017
Common Stock	690	12/05/2017
Common Stock	3,714	12/07/2017
Common Stock	10,000	12/20/2017
Common Stock	5,000	12/20/2017
Common Stock	2,928	12/21/2017
Common Stock	1,777	12/27/2017
Common Stock	3,465	01/02/2018
Common Stock	4,180	01/03/2018
Common Stock	858	01/04/2018
Common Stock	3,660	01/24/2018
Common Stock	2,873	01/25/2018
Common Stock	7,777	01/26/2018
Common Stock	4,718	02/27/2018
Common Stock	(216)	03/07/2018
Common Stock	937	03/23/2018
Common Stock	4,673	04/06/2018
Common Stock	4,839	04/09/2018
Common Stock	3,813	04/10/2018
Common Stock	1,803	04/13/2018

June 2018 Call Option ($30 Strike Price)	4,030	12/07/2017
June 2018 Call Option ($30 Strike Price)	97	12/14/2017

I-2

January 2019 Put Option ($15 Strike Price)*	(302)	03/20/2017
January 2019 Put Option ($15 Strike Price)*	(454)	03/21/2017
January 2019 Put Option ($15 Strike Price)*	(151)	03/22/2017
January 2019 Put Option ($15 Strike Price)*	(180)	03/24/2017

January 2018 Put Option ($17 Strike Price)*	(301)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(182)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(121)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(121)	04/05/2017
January 2018 Put Option ($17 Strike Price)*	(907)	04/11/2017
January 2018 Put Option ($17 Strike Price)#	84	12/27/2017

January 2018 Put Option ($15 Strike Price)*	(242)	03/16/2017
January 2018 Put Option ($15 Strike Price)*	(483)	03/17/2017
January 2018 Put Option ($15 Strike Price)*	(302)	03/22/2017
January 2018 Put Option ($15 Strike Price)*	(302)	03/28/2017
January 2018 Put Option ($15 Strike Price)*	(60)	03/28/2017
January 2018 Put Option ($15 Strike Price)*	(151)	04/10/2017
January 2018 Put Option ($15 Strike Price)*	(62)	04/12/2017
January 2018 Put Option ($15 Strike Price)#	304	06/20/2017
January 2018 Put Option ($15 Strike Price)#	302	06/21/2017
January 2018 Put Option ($15 Strike Price)#	302	06/23/2017
January 2018 Put Option ($15 Strike Price)#	694	06/23/2017

January 2018 Call Option ($20 Strike Price)	89	03/13/2017
January 2018 Call Option ($20 Strike Price)	29	03/13/2017
January 2018 Call Option ($20 Strike Price)	88	03/15/2017
January 2018 Call Option ($20 Strike Price)	242	03/16/2017
January 2018 Call Option ($20 Strike Price)	302	03/17/2017
January 2018 Call Option ($20 Strike Price)	60	03/27/2017
January 2018 Call Option ($20 Strike Price)	62	04/17/2017
January 2018 Call Option ($20 Strike Price)	60	04/17/2017
January 2018 Call Option ($20 Strike Price)	91	04/17/2017
January 2018 Call Option ($20 Strike Price)	121	04/17/2017
January 2018 Call Option ($20 Strike Price)	(418)	05/25/2017
January 2018 Call Option ($20 Strike Price)	(183)	06/19/2017
January 2018 Call Option ($20 Strike Price)	(422)	06/20/2017
January 2018 Call Option ($20 Strike Price)	(121)	06/21/2017

January 2018 Call Option ($22 Strike Price)	181	03/17/2017
January 2018 Call Option ($22 Strike Price)	303	03/22/2017
January 2018 Call Option ($22 Strike Price)	302	03/28/2017
January 2018 Call Option ($22 Strike Price)	543	03/28/2017
January 2018 Call Option ($22 Strike Price)	302	04/04/2017
January 2018 Call Option ($22 Strike Price)	181	04/04/2017
January 2018 Call Option ($22 Strike Price)	120	04/04/2017
January 2018 Call Option ($22 Strike Price)	123	04/05/2017
January 2018 Call Option ($22 Strike Price)	60	04/05/2017
January 2018 Call Option ($22 Strike Price)	150	04/10/2017
January 2018 Call Option ($22 Strike Price)	909	04/11/2017
January 2018 Call Option ($22 Strike Price)	61	04/12/2017

I-3

January 2018 Call Option ($22 Strike Price)	61	04/13/2017
January 2018 Call Option ($22 Strike Price)	43	04/17/2017
January 2018 Call Option ($22 Strike Price)	4	04/17/2017
January 2018 Call Option ($22 Strike Price)	(320)	05/25/2017
January 2018 Call Option ($22 Strike Price)	(672)	06/09/2017
January 2018 Call Option ($22 Strike Price)	(692)	06/13/2017
January 2018 Call Option ($22 Strike Price)	(1,659)	06/16/2017

January 2018 Call Option ($25 Strike Price)	2,148	04/18/2017
January 2018 Call Option ($25 Strike Price)	(941)	06/21/2017
January 2018 Call Option ($25 Strike Price)	(363)	06/22/2017
January 2018 Call Option ($25 Strike Price)	(482)	06/23/2017
January 2018 Call Option ($25 Strike Price)	(180)	06/27/2017
January 2018 Call Option ($25 Strike Price)	(182)	06/28/2017

January 2018 Call Option ($29 Strike Price)	688	08/14/2017
January 2018 Call Option ($29 Strike Price)	313	08/15/2017
January 2018 Call Option ($29 Strike Price)	469	08/16/2017
January 2018 Call Option ($29 Strike Price)	312	08/25/2017
January 2018 Call Option ($29 Strike Price)	158	08/28/2017
January 2018 Call Option ($29 Strike Price)	(532)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(201)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(197)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(202)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(269)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(258)	11/07/2017
January 2018 Call Option ($29 Strike Price)	(281)	11/16/2017

January 2019 Call Option ($22 Strike Price)	302	03/20/2017
January 2019 Call Option ($22 Strike Price)	454	03/21/2017
January 2019 Call Option ($22 Strike Price)	151	03/22/2017
January 2019 Call Option ($22 Strike Price)	180	03/24/2017
January 2019 Call Option ($22 Strike Price)	(1,087)	12/07/2017

July 2017 Call Option ($29 Strike Price)	13	07/05/2017
July 2017 Call Option ($29 Strike Price)	289	07/06/2017
July 2017 Call Option ($29 Strike Price)	151	07/06/2017

June 2017 Call Option ($23 Strike Price)	754	04/10/2017
June 2017 Call Option ($23 Strike Price)	266	04/11/2017
June 2017 Call Option ($23 Strike Price)	(415)	04/26/2017
June 2017 Call Option ($23 Strike Price)	(302)	05/05/2017
June 2017 Call Option ($23 Strike Price)	(303)	05/23/2017

September 2017 Call Option ($29 Strike Price)	363	05/10/2017
September 2017 Call Option ($29 Strike Price)	1,511	05/23/2017
September 2017 Call Option ($29 Strike Price)	(622)	08/14/2017
September 2017 Call Option ($29 Strike Price)	(313)	08/15/2017
September 2017 Call Option ($29 Strike Price)	(470)	08/16/2017
September 2017 Call Option ($29 Strike Price)	(313)	08/25/2017
September 2017 Call Option ($29 Strike Price)	(156)	08/28/2017

I-4

September 2017 Call Option ($30 Strike Price)	302	05/04/2017

September 2017 Call Option ($34 Strike Price)*	(1,511)	05/23/2017
September 2017 Call Option ($34 Strike Price)#	260	07/28/2017

FrontFour Opportunity Fund Ltd.

Common Stock	1,360	03/06/2017
Common Stock	681	03/06/2017
Common Stock	604	03/07/2017
Common Stock	436	03/08/2017
Common Stock	1,719	03/09/2017
Common Stock	461	03/10/2017
Common Stock	751	03/10/2017
Common Stock	603	03/13/2017
Common Stock	99	03/13/2017
Common Stock	125	03/14/2017
Common Stock	466	03/15/2017
Common Stock	39	03/15/2017
Common Stock	760	03/16/2017
Common Stock	234	03/16/2017
Common Stock	389	03/17/2017
Common Stock	232	03/17/2017
Common Stock	2,132	03/20/2017
Common Stock	1,090	03/22/2017
Common Stock	82	03/22/2017
Common Stock	416	03/28/2017
Common Stock	386	03/29/2017
Common Stock	11	04/03/2017
Common Stock	201	04/04/2017
Common Stock	140	04/10/2017
Common Stock	342	04/11/2017
Common Stock	213	04/17/2017
Common Stock	465	04/18/2017
Common Stock	212	04/19/2017
Common Stock	76	04/21/2017
Common Stock	95	04/24/2017
Common Stock	69	04/25/2017
Common Stock	18	04/26/2017
Common Stock	121	04/28/2017
Common Stock	13	05/01/2017
Common Stock	(559)	05/05/2017
Common Stock	53	05/11/2017
Common Stock	85	06/05/2017
Common Stock	(1,578)	06/08/2017
Common Stock	(42)	06/12/2017
Common Stock	161	06/19/2017
Common Stock	209	06/28/2017
Common Stock	147	07/05/2017

I-5

Common Stock	119	07/10/2017
Common Stock	420	07/21/2017
Common Stock	142	07/25/2017
Common Stock	14	08/11/2017
Common Stock	271	09/01/2017
Common Stock	10	09/05/2017
Common Stock	413	09/11/2017
Common Stock	(388)	10/06/2017
Common Stock	(20)	10/10/2017
Common Stock	(126)	10/31/2017
Common Stock	(7)	11/01/2017
Common Stock	71	11/08/2017
Common Stock	61	11/09/2017
Common Stock	6	11/13/2017
Common Stock	9	11/15/2017
Common Stock	50	11/16/2017
Common Stock	(6)	11/17/2017
Common Stock	(91)	11/20/2017
Common Stock	(69)	11/21/2017
Common Stock	(155)	12/07/2017
Common Stock	(62)	12/14/2017
Common Stock	72	12/21/2017
Common Stock	719	12/27/2017
Common Stock	281	01/02/2018
Common Stock	45	01/03/2018
Common Stock	142	01/04/2018
Common Stock	304	01/24/2018
Common Stock	13	01/25/2018
Common Stock	229	01/26/2018
Common Stock	282	02/27/2018
Common Stock	(6)	03/07/2018
Common Stock	63	03/23/2018
Common Stock	327	04/06/2018
Common Stock	161	04/09/2018
Common Stock	187	04/10/2018
Common Stock	197	04/13/2018

June 2018 Call Option ($30 Strike Price)	93	12/07/2017
June 2018 Call Option ($30 Strike Price)	3	12/14/2017
June 2018 Call Option ($30 Strike Price)	5	02/05/2018

January 2019 Put Option ($15 Strike Price)*	(8)	03/20/2017
January 2019 Put Option ($15 Strike Price)*	(11)	03/21/2017
January 2019 Put Option ($15 Strike Price)*	(4)	03/22/2017
January 2019 Put Option ($15 Strike Price)*	(5)	03/24/2017

January 2018 Put Option ($17 Strike Price)*	(8)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(4)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(3)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(3)	04/05/2017
January 2018 Put Option ($17 Strike Price)*	(23)	04/11/2017

I-6

January 2018 Put Option ($17 Strike Price)#	3	12/27/2017

January 2018 Put Option ($15 Strike Price)*	(6)	03/16/2017
January 2018 Put Option ($15 Strike Price)*	(13)	03/17/2017
January 2018 Put Option ($15 Strike Price)*	(8)	03/22/2017
January 2018 Put Option ($15 Strike Price)*	(9)	03/28/2017
January 2018 Put Option ($15 Strike Price)*	(3)	04/10/2017
January 2018 Put Option ($15 Strike Price)*	(2)	04/12/2017
January 2018 Put Option ($15 Strike Price)#	10	06/20/2017
January 2018 Put Option ($15 Strike Price)#	7	06/21/2017
January 2018 Put Option ($15 Strike Price)#	7	06/23/2017
January 2018 Put Option ($15 Strike Price)#	17	06/23/2017

January 2018 Call Option ($20 Strike Price)	2	03/13/2017
January 2018 Call Option ($20 Strike Price)	1	03/13/2017
January 2018 Call Option ($20 Strike Price)	3	03/15/2017
January 2018 Call Option ($20 Strike Price)	6	03/16/2017
January 2018 Call Option ($20 Strike Price)	7	03/17/2017
January 2018 Call Option ($20 Strike Price)	2	03/27/2017
January 2018 Call Option ($20 Strike Price)	1	04/17/2017
January 2018 Call Option ($20 Strike Price)	2	04/17/2017
January 2018 Call Option ($20 Strike Price)	2	04/17/2017
January 2018 Call Option ($20 Strike Price)	3	04/17/2017
January 2018 Call Option ($20 Strike Price)	(12)	05/25/2017
January 2018 Call Option ($20 Strike Price)	(4)	06/19/2017
January 2018 Call Option ($20 Strike Price)	(10)	06/20/2017
January 2018 Call Option ($20 Strike Price)	(3)	06/21/2017

January 2018 Call Option ($22 Strike Price)	5	03/17/2017
January 2018 Call Option ($22 Strike Price)	8	03/22/2017
January 2018 Call Option ($22 Strike Price)	8	03/28/2017
January 2018 Call Option ($22 Strike Price)	13	03/28/2017
January 2018 Call Option ($22 Strike Price)	8	04/04/2017
January 2018 Call Option ($22 Strike Price)	4	04/04/2017
January 2018 Call Option ($22 Strike Price)	2	04/04/2017
January 2018 Call Option ($22 Strike Price)	4	04/05/2017
January 2018 Call Option ($22 Strike Price)	1	04/05/2017
January 2018 Call Option ($22 Strike Price)	4	04/10/2017
January 2018 Call Option ($22 Strike Price)	23	04/11/2017
January 2018 Call Option ($22 Strike Price)	2	04/12/2017
January 2018 Call Option ($22 Strike Price)	1	04/13/2017
January 2018 Call Option ($22 Strike Price)	2	04/17/2017
January 2018 Call Option ($22 Strike Price)	(13)	05/25/2017
January 2018 Call Option ($22 Strike Price)	(16)	06/09/2017
January 2018 Call Option ($22 Strike Price)	(16)	06/13/2017
January 2018 Call Option ($22 Strike Price)	(40)	06/16/2017

January 2018 Call Option ($25 Strike Price)	54	04/18/2017
January 2018 Call Option ($25 Strike Price)	(25)	06/21/2017
January 2018 Call Option ($25 Strike Price)	(9)	06/22/2017
January 2018 Call Option ($25 Strike Price)	(11)	06/23/2017

I-7

January 2018 Call Option ($25 Strike Price)	(5)	06/27/2017
January 2018 Call Option ($25 Strike Price)	(4)	06/28/2017

January 2018 Call Option ($29 Strike Price)	17	08/14/2017
January 2018 Call Option ($29 Strike Price)	7	08/15/2017
January 2018 Call Option ($29 Strike Price)	12	08/16/2017
January 2018 Call Option ($29 Strike Price)	8	08/25/2017
January 2018 Call Option ($29 Strike Price)	4	08/28/2017
January 2018 Call Option ($29 Strike Price)	(13)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(5)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(5)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(5)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(7)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(6)	11/07/2017
January 2018 Call Option ($29 Strike Price)	(7)	11/16/2017

January 2019 Call Option ($22 Strike Price)	8	03/20/2017
January 2019 Call Option ($22 Strike Price)	11	03/21/2017
January 2019 Call Option ($22 Strike Price)	4	03/22/2017
January 2019 Call Option ($22 Strike Price)	5	03/24/2017
January 2019 Call Option ($22 Strike Price)	(1)	11/16/2017
January 2019 Call Option ($22 Strike Price)	(1)	12/06/2017
January 2019 Call Option ($22 Strike Price)	(26)	12/07/2017

July 2017 Call Option ($29 Strike Price)	7	07/06/2017
July 2017 Call Option ($29 Strike Price)	4	07/06/2017

June 2017 Call Option ($23 Strike Price)	18	04/10/2017
June 2017 Call Option ($23 Strike Price)	8	04/11/2017
June 2017 Call Option ($23 Strike Price)	(11)	04/26/2017
June 2017 Call Option ($23 Strike Price)	(8)	05/05/2017
June 2017 Call Option ($23 Strike Price)	(7)	05/23/2017

September 2017 Call Option ($29 Strike Price)	9	05/10/2017
September 2017 Call Option ($29 Strike Price)	35	05/23/2017
September 2017 Call Option ($29 Strike Price)	(13)	08/14/2017
September 2017 Call Option ($29 Strike Price)	(8)	08/15/2017
September 2017 Call Option ($29 Strike Price)	(11)	08/16/2017
September 2017 Call Option ($29 Strike Price)	(8)	08/25/2017
September 2017 Call Option ($29 Strike Price)	(4)	08/28/2017

September 2017 Call Option ($30 Strike Price)	7	05/04/2017

September 2017 Call Option ($34 Strike Price)*	(36)	05/23/2017
September 2017 Call Option ($34 Strike Price)#	5	07/28/2017

I-8

FrontFour Capital Group LLC
(Through the Separately Managed Accounts)

Common Stock	21,767	03/06/2017
Common Stock	11,702	03/06/2017
Common Stock	2,290	03/06/2017
Common Stock	10,884	03/06/2017
Common Stock	5,851	03/06/2017
Common Stock	1,144	03/06/2017
Common Stock	9,428	03/07/2017
Common Stock	5,241	03/07/2017
Common Stock	1,023	03/07/2017
Common Stock	7,223	03/08/2017
Common Stock	3,915	03/08/2017
Common Stock	761	03/08/2017
Common Stock	27,662	03/09/2017
Common Stock	14,987	03/09/2017
Common Stock	2,930	03/09/2017
Common Stock	7,221	03/10/2017
Common Stock	3,912	03/10/2017
Common Stock	771	03/10/2017
Common Stock	12,026	03/10/2017
Common Stock	6,516	03/10/2017
Common Stock	1,274	03/10/2017
Common Stock	9,636	03/13/2017
Common Stock	5,160	03/13/2017
Common Stock	1,019	03/13/2017
Common Stock	1,350	03/13/2017
Common Stock	114	03/13/2017
Common Stock	136	03/13/2017
Common Stock	2,427	03/14/2017
Common Stock	1,315	03/14/2017
Common Stock	262	03/14/2017
Common Stock	6,005	03/15/2017
Common Stock	3,207	03/15/2017
Common Stock	631	03/15/2017
Common Stock	626	03/15/2017
Common Stock	335	03/15/2017
Common Stock	67	03/15/2017
Common Stock	12,384	03/16/2017
Common Stock	6,620	03/16/2017
Common Stock	3,709	03/16/2017
Common Stock	1,985	03/16/2017
Common Stock	6,186	03/17/2017
Common Stock	3,312	03/17/2017
Common Stock	3,811	03/17/2017
Common Stock	2,044	03/17/2017
Common Stock	34,073	03/20/2017
Common Stock	18,235	03/20/2017
Common Stock	(12,308)	03/20/2017
Common Stock	17,330	03/22/2017
Common Stock	9,279	03/22/2017
Common Stock	1,341	03/22/2017
Common Stock	733	03/22/2017
Common Stock	8,151	03/28/2017

I-9

Common Stock	4,359	03/28/2017
Common Stock	5,256	03/29/2017
Common Stock	2,241	03/29/2017
Common Stock	6,080	04/03/2017
Common Stock	2,286	04/03/2017
Common Stock	3,680	04/04/2017
Common Stock	1,939	04/04/2017
Common Stock	1,354	04/10/2017
Common Stock	172	04/10/2017
Common Stock	4,235	04/11/2017
Common Stock	2,849	04/11/2017
Common Stock	3,245	04/17/2017
Common Stock	1,343	04/17/2017
Common Stock	9,110	04/18/2017
Common Stock	5,620	04/18/2017
Common Stock	4,867	04/19/2017
Common Stock	2,592	04/19/2017
Common Stock	2,173	04/21/2017
Common Stock	1,172	04/21/2017
Common Stock	1,816	04/24/2017
Common Stock	922	04/24/2017
Common Stock	2,478	04/25/2017
Common Stock	1,592	04/25/2017
Common Stock	1,521	04/26/2017
Common Stock	2,674	04/28/2017
Common Stock	648	04/28/2017
Common Stock	437	05/01/2017
Common Stock	1,096	05/01/2017
Common Stock	3,640	05/04/2017
Common Stock	2,013	05/04/2017
Common Stock	1,554	05/05/2017
Common Stock	1,506	05/05/2017
Common Stock	(3,892)	05/05/2017
Common Stock	(2,069)	05/05/2017
Common Stock	1,467	05/11/2017
Common Stock	1,176	05/11/2017
Common Stock	(799)	05/24/2017
Common Stock	(1,357)	05/24/2017
Common Stock	1,915	06/05/2017
Common Stock	(28,034)	06/08/2017
Common Stock	(14,984)	06/08/2017
Common Stock	(2,624)	06/12/2017
Common Stock	(1,343)	06/12/2017
Common Stock	334	06/19/2017
Common Stock	2,930	06/28/2017
Common Stock	512	07/05/2017
Common Stock	844	07/25/2017
Common Stock	1,441	07/27/2017
Common Stock	(19,420)	07/31/2017
Common Stock	(580)	07/31/2017
Common Stock	357	08/11/2017

I-10

Common Stock	1,761	08/11/2017
Common Stock	2,400	08/30/2017
Common Stock	730	09/01/2017
Common Stock	1,999	09/01/2017
Common Stock	573	09/05/2017
Common Stock	312	09/05/2017
Common Stock	311	09/11/2017
Common Stock	114	09/11/2017
Common Stock	(16,000)	09/21/2017
Common Stock	(5,000)	09/26/2017
Common Stock	(15,000)	10/05/2017
Common Stock	(6,860)	10/06/2017
Common Stock	(2,858)	10/06/2017
Common Stock	(1,768)	10/10/2017
Common Stock	(445)	10/10/2017
Common Stock	(10,000)	10/20/2017
Common Stock	(2,000)	10/23/2017
Common Stock	(3,459)	10/24/2017
Common Stock	(1,541)	10/24/2017
Common Stock	(4,000)	10/25/2017
Common Stock	(7,000)	10/26/2017
Common Stock	(6,000)	10/27/2017
Common Stock	(4,000)	10/30/2017
Common Stock	(5,320)	10/31/2017
Common Stock	(2,554)	10/31/2017
Common Stock	(438)	11/01/2017
Common Stock	(555)	11/01/2017
Common Stock	(1,000)	11/03/2017
Common Stock	(3,000)	11/09/2017
Common Stock	(2,000)	11/10/2017
Common Stock	(5,000)	11/13/2017
Common Stock	(10,000)	11/14/2017
Common Stock	2,500	11/14/2017
Common Stock	(10,000)	11/15/2017
Common Stock	1,310	11/15/2017
Common Stock	(4,442)	11/16/2017
Common Stock	(113)	11/16/2017
Common Stock	208	11/16/2017
Common Stock	303	11/16/2017
Common Stock	(3,994)	11/17/2017
Common Stock	(7,957)	11/20/2017
Common Stock	(306)	11/20/2017
Common Stock	(7,666)	11/21/2017
Common Stock	(290)	11/21/2017
Common Stock	(178)	11/24/2017
Common Stock	(7,697)	11/27/2017
Common Stock	(5,000)	12/04/2017
Common Stock	(10,000)	12/05/2017
Common Stock	3,310	12/05/2017
Common Stock	(3,743)	12/06/2017
Common Stock	1,147	12/07/2017

I-11

Common Stock	(5,845)	12/07/2017
Common Stock	(1,155)	12/08/2017
Common Stock	(10,705)	12/14/2017
Common Stock	(233)	12/14/2017
Common Stock	(2,000)	12/19/2017
Common Stock	(3,295)	12/20/2017
Common Stock	(3,000)	12/21/2017
Common Stock	6,504	12/27/2017
Common Stock	(14,000)	12/27/2017
Common Stock	1,704	01/02/2018
Common Stock	1,775	01/03/2018
Common Stock	2,000	01/10/2018
Common Stock	2,036	01/24/2018
Common Stock	814	01/25/2018
Common Stock	1,994	01/26/2018
Common Stock	800	02/02/2018
Common Stock	4,000	02/05/2018
Common Stock	1,500	02/06/2018
Common Stock	2,000	02/07/2018
Common Stock	(2,000)	02/13/2018
Common Stock	(5,000)	02/27/2018
Common Stock	(3,778)	03/07/2018
Common Stock	(6,000)	04/09/2018
Common Stock	(5,000)	04/10/2018
Common Stock	(1,000)	04/13/2018
Common Stock	(1,000)	04/17/2018

June 2018 Call Option ($30 Strike Price)	877	12/07/2017
June 2018 Call Option ($30 Strike Price)	95	02/05/2018
June 2018 Call Option ($30 Strike Price)	(120)	04/16/2018

January 2019 Put Option ($15 Strike Price)*	(124)	03/20/2017
January 2019 Put Option ($15 Strike Price)*	(66)	03/20/2017
January 2019 Put Option ($15 Strike Price)*	(185)	03/21/2017
January 2019 Put Option ($15 Strike Price)*	(100)	03/21/2017
January 2019 Put Option ($15 Strike Price)*	(62)	03/22/2017
January 2019 Put Option ($15 Strike Price)*	(33)	03/22/2017
January 2019 Put Option ($15 Strike Price)*	(75)	03/24/2017
January 2019 Put Option ($15 Strike Price)*	(40)	03/24/2017
January 2019 Put Option ($15 Strike Price)#	446	12/29/2017

January 2018 Put Option ($17 Strike Price)*	(125)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(66)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(74)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(40)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(50)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(26)	04/04/2017
January 2018 Put Option ($17 Strike Price)*	(51)	04/05/2017
January 2018 Put Option ($17 Strike Price)*	(25)	04/05/2017
January 2018 Put Option ($17 Strike Price)*	(372)	04/11/2017
January 2018 Put Option ($17 Strike Price)*	(198)	04/11/2017

I-12

January 2018 Put Option ($17 Strike Price)#	672	12/26/2017
January 2018 Put Option ($17 Strike Price)#	13	12/27/2017

January 2018 Put Option ($15 Strike Price)*	(99)	03/16/2017
January 2018 Put Option ($15 Strike Price)*	(53)	03/16/2017
January 2018 Put Option ($15 Strike Price)*	(198)	03/17/2017
January 2018 Put Option ($15 Strike Price)*	(106)	03/17/2017
January 2018 Put Option ($15 Strike Price)*	(124)	03/22/2017
January 2018 Put Option ($15 Strike Price)*	(66)	03/22/2017
January 2018 Put Option ($15 Strike Price)*	(124)	03/28/2017
January 2018 Put Option ($15 Strike Price)*	(65)	03/28/2017
January 2018 Put Option ($15 Strike Price)*	(25)	03/28/2017
January 2018 Put Option ($15 Strike Price)*	(15)	03/28/2017
January 2018 Put Option ($15 Strike Price)*	(66)	04/10/2017
January 2018 Put Option ($15 Strike Price)*	(30)	04/10/2017
January 2018 Put Option ($15 Strike Price)*	(23)	04/12/2017
January 2018 Put Option ($15 Strike Price)*	(13)	04/12/2017
January 2018 Put Option ($15 Strike Price)#	126	06/20/2017
January 2018 Put Option ($15 Strike Price)#	60	06/20/2017
January 2018 Put Option ($15 Strike Price)#	124	06/21/2017
January 2018 Put Option ($15 Strike Price)#	67	06/21/2017
January 2018 Put Option ($15 Strike Price)#	124	06/23/2017
January 2018 Put Option ($15 Strike Price)#	67	06/23/2017
January 2018 Put Option ($15 Strike Price)#	285	06/23/2017
January 2018 Put Option ($15 Strike Price)#	154	06/23/2017

January 2018 Call Option ($20 Strike Price)	36	03/13/2017
January 2018 Call Option ($20 Strike Price)	19	03/13/2017
January 2018 Call Option ($20 Strike Price)	4	03/13/2017
January 2018 Call Option ($20 Strike Price)	12	03/13/2017
January 2018 Call Option ($20 Strike Price)	7	03/13/2017
January 2018 Call Option ($20 Strike Price)	1	03/13/2017
January 2018 Call Option ($20 Strike Price)	36	03/15/2017
January 2018 Call Option ($20 Strike Price)	19	03/15/2017
January 2018 Call Option ($20 Strike Price)	4	03/15/2017
January 2018 Call Option ($20 Strike Price)	99	03/16/2017
January 2018 Call Option ($20 Strike Price)	53	03/16/2017
January 2018 Call Option ($20 Strike Price)	124	03/17/2017
January 2018 Call Option ($20 Strike Price)	67	03/17/2017
January 2018 Call Option ($20 Strike Price)	25	03/27/2017
January 2018 Call Option ($20 Strike Price)	13	03/27/2017
January 2018 Call Option ($20 Strike Price)	(9)	03/27/2017
January 2018 Call Option ($20 Strike Price)	26	04/17/2017
January 2018 Call Option ($20 Strike Price)	11	04/17/2017
January 2018 Call Option ($20 Strike Price)	25	04/17/2017
January 2018 Call Option ($20 Strike Price)	13	04/17/2017
January 2018 Call Option ($20 Strike Price)	37	04/17/2017
January 2018 Call Option ($20 Strike Price)	20	04/17/2017
January 2018 Call Option ($20 Strike Price)	50	04/17/2017
January 2018 Call Option ($20 Strike Price)	26	04/17/2017
January 2018 Call Option ($20 Strike Price)	(171)	05/25/2017

I-13

January 2018 Call Option ($20 Strike Price)	(90)	05/25/2017
January 2018 Call Option ($20 Strike Price)	(76)	06/19/2017
January 2018 Call Option ($20 Strike Price)	(37)	06/19/2017
January 2018 Call Option ($20 Strike Price)	(174)	06/20/2017
January 2018 Call Option ($20 Strike Price)	(94)	06/20/2017
January 2018 Call Option ($20 Strike Price)	(49)	06/21/2017
January 2018 Call Option ($20 Strike Price)	(27)	06/21/2017

January 2018 Call Option ($22 Strike Price)	74	03/17/2017
January 2018 Call Option ($22 Strike Price)	40	03/17/2017
January 2018 Call Option ($22 Strike Price)	123	03/22/2017
January 2018 Call Option ($22 Strike Price)	66	03/22/2017
January 2018 Call Option ($22 Strike Price)	124	03/28/2017
January 2018 Call Option ($22 Strike Price)	66	03/28/2017
January 2018 Call Option ($22 Strike Price)	224	03/28/2017
January 2018 Call Option ($22 Strike Price)	120	03/28/2017
January 2018 Call Option ($22 Strike Price)	124	04/04/2017
January 2018 Call Option ($22 Strike Price)	66	04/04/2017
January 2018 Call Option ($22 Strike Price)	75	04/04/2017
January 2018 Call Option ($22 Strike Price)	40	04/04/2017
January 2018 Call Option ($22 Strike Price)	54	04/04/2017
January 2018 Call Option ($22 Strike Price)	24	04/04/2017
January 2018 Call Option ($22 Strike Price)	50	04/05/2017
January 2018 Call Option ($22 Strike Price)	23	04/05/2017
January 2018 Call Option ($22 Strike Price)	25	04/05/2017
January 2018 Call Option ($22 Strike Price)	14	04/05/2017
January 2018 Call Option ($22 Strike Price)	63	04/10/2017
January 2018 Call Option ($22 Strike Price)	33	04/10/2017
January 2018 Call Option ($22 Strike Price)	370	04/11/2017
January 2018 Call Option ($22 Strike Price)	198	04/11/2017
January 2018 Call Option ($22 Strike Price)	24	04/12/2017
January 2018 Call Option ($22 Strike Price)	13	04/12/2017
January 2018 Call Option ($22 Strike Price)	26	04/13/2017
January 2018 Call Option ($22 Strike Price)	12	04/13/2017
January 2018 Call Option ($22 Strike Price)	17	04/17/2017
January 2018 Call Option ($22 Strike Price)	8	04/17/2017
January 2018 Call Option ($22 Strike Price)	1	04/17/2017
January 2018 Call Option ($22 Strike Price)	(129)	05/25/2017
January 2018 Call Option ($22 Strike Price)	(63)	05/25/2017
January 2018 Call Option ($22 Strike Price)	(274)	06/09/2017
January 2018 Call Option ($22 Strike Price)	(138)	06/09/2017
January 2018 Call Option ($22 Strike Price)	(289)	06/13/2017
January 2018 Call Option ($22 Strike Price)	(153)	06/13/2017
January 2018 Call Option ($22 Strike Price)	(682)	06/16/2017
January 2018 Call Option ($22 Strike Price)	(369)	06/16/2017

January 2018 Call Option ($25 Strike Price)	883	04/18/2017
January 2018 Call Option ($25 Strike Price)	469	04/18/2017
January 2018 Call Option ($25 Strike Price)	(387)	06/21/2017
January 2018 Call Option ($25 Strike Price)	(201)	06/21/2017
January 2018 Call Option ($25 Strike Price)	(148)	06/22/2017

I-14

January 2018 Call Option ($25 Strike Price)	(80)	06/22/2017
January 2018 Call Option ($25 Strike Price)	(199)	06/23/2017
January 2018 Call Option ($25 Strike Price)	(108)	06/23/2017
January 2018 Call Option ($25 Strike Price)	(75)	06/27/2017
January 2018 Call Option ($25 Strike Price)	(40)	06/27/2017
January 2018 Call Option ($25 Strike Price)	(74)	06/28/2017
January 2018 Call Option ($25 Strike Price)	(40)	06/28/2017

January 2018 Call Option ($29 Strike Price)	246	08/14/2017
January 2018 Call Option ($29 Strike Price)	149	08/14/2017
January 2018 Call Option ($29 Strike Price)	112	08/15/2017
January 2018 Call Option ($29 Strike Price)	68	08/15/2017
January 2018 Call Option ($29 Strike Price)	168	08/16/2017
January 2018 Call Option ($29 Strike Price)	101	08/16/2017
January 2018 Call Option ($29 Strike Price)	113	08/25/2017
January 2018 Call Option ($29 Strike Price)	67	08/25/2017
January 2018 Call Option ($29 Strike Price)	55	08/28/2017
January 2018 Call Option ($29 Strike Price)	33	08/28/2017
January 2018 Call Option ($29 Strike Price)	(337)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(118)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(51)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(43)	10/20/2017
January 2018 Call Option ($29 Strike Price)	(56)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(42)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(50)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(43)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(67)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(57)	10/23/2017
January 2018 Call Option ($29 Strike Price)	(78)	11/07/2017
January 2018 Call Option ($29 Strike Price)	(58)	11/07/2017
January 2018 Call Option ($29 Strike Price)	(55)	11/16/2017
January 2018 Call Option ($29 Strike Price)	(57)	11/16/2017

January 2019 Call Option ($22 Strike Price)	124	03/20/2017
January 2019 Call Option ($22 Strike Price)	66	03/20/2017
January 2019 Call Option ($22 Strike Price)	185	03/21/2017
January 2019 Call Option ($22 Strike Price)	100	03/21/2017
January 2019 Call Option ($22 Strike Price)	62	03/22/2017
January 2019 Call Option ($22 Strike Price)	33	03/22/2017
January 2019 Call Option ($22 Strike Price)	75	03/24/2017
January 2019 Call Option ($22 Strike Price)	40	03/24/2017
January 2019 Call Option ($22 Strike Price)	(289)	11/16/2017
January 2019 Call Option ($22 Strike Price)	(10)	11/16/2017
January 2019 Call Option ($22 Strike Price)	(86)	12/06/2017
January 2019 Call Option ($22 Strike Price)	(71)	12/07/2017
January 2019 Call Option ($22 Strike Price)	(229)	12/07/2017

July 2017 Call Option ($29 Strike Price)	122	07/06/2017
July 2017 Call Option ($29 Strike Price)	69	07/06/2017
July 2017 Call Option ($29 Strike Price)	61	07/06/2017
July 2017 Call Option ($29 Strike Price)	34	07/06/2017

I-15

June 2017 Call Option ($23 Strike Price)	312	04/10/2017
June 2017 Call Option ($23 Strike Price)	164	04/10/2017
June 2017 Call Option ($23 Strike Price)	107	04/11/2017
June 2017 Call Option ($23 Strike Price)	58	04/11/2017
June 2017 Call Option ($23 Strike Price)	(170)	04/26/2017
June 2017 Call Option ($23 Strike Price)	(91)	04/26/2017
June 2017 Call Option ($23 Strike Price)	(125)	05/05/2017
June 2017 Call Option ($23 Strike Price)	(65)	05/05/2017
June 2017 Call Option ($23 Strike Price)	(124)	05/23/2017
June 2017 Call Option ($23 Strike Price)	(66)	05/23/2017

September 2017 Call Option ($29 Strike Price)	149	05/10/2017
September 2017 Call Option ($29 Strike Price)	79	05/10/2017
September 2017 Call Option ($29 Strike Price)	624	05/23/2017
September 2017 Call Option ($29 Strike Price)	330	05/23/2017
September 2017 Call Option ($29 Strike Price)	(326)	08/14/2017
September 2017 Call Option ($29 Strike Price)	(139)	08/14/2017
September 2017 Call Option ($29 Strike Price)	(112)	08/15/2017
September 2017 Call Option ($29 Strike Price)	(67)	08/15/2017
September 2017 Call Option ($29 Strike Price)	(167)	08/16/2017
September 2017 Call Option ($29 Strike Price)	(102)	08/16/2017
September 2017 Call Option ($29 Strike Price)	(112)	08/25/2017
September 2017 Call Option ($29 Strike Price)	(67)	08/25/2017
September 2017 Call Option ($29 Strike Price)	(56)	08/28/2017
September 2017 Call Option ($29 Strike Price)	(34)	08/28/2017

September 2017 Call Option ($30 Strike Price)	125	05/04/2017
September 2017 Call Option ($30 Strike Price)	66	05/04/2017

September 2017 Call Option ($34 Strike Price)*	(623)	05/23/2017
September 2017 Call Option ($34 Strike Price)*	(330)	05/23/2017
September 2017 Call Option ($34 Strike Price)#	174	07/28/2017
September 2017 Call Option ($34 Strike Price)#	61	07/28/2017

FrontFour Real Asset Alternatives Fund

Common Stock	1,000	02/27/2018
Common Stock	7,000	03/08/2018
Common Stock	4,000	03/15/2018
Common Stock	4,000	03/19/2018

Stephen E. Loukas

Common Stock	1,000	05/02/2017

I-16

SIMON M. TURNER

Common Stock^	39,524	05/11/2016
Common Stock	(1,000)	06/19/2017
Common Stock	(1,000)	06/19/2017
Common Stock	(1,000)	06/19/2017
Common Stock	(1,000)	06/20/2017
Common Stock	(1,000)	06/20/2017
Common Stock	(1,000)	10/03/2017
Common Stock	(1,000)	10/06/2017
Common Stock	(1,000)	11/03/2017

_________________________

* Sold short.

# Purchase to cover.

^ Acquired in connection with the spin-off of the vacation ownership business of Starwood Hotels & Resorts Worldwide, Inc.

I-17

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on ________, 2018.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of our Nominees by taking three steps:

  SIGNING the enclosed [COLOR] proxy card,
  DATING the enclosed [COLOR] proxy card, and
  MAILING the enclosed [COLOR] proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed [COLOR] voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

If you have any questions, require assistance in voting your [COLOR] proxy card,

or need additional copies of FrontFour’s proxy materials,

please contact Okapi Partners at the phone numbers or email listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

+ 1 (212) 297-0720 (Main)

+ 1 (855) 208-8902 (Toll-Free)

Email: info@okapipartners.com

[COLOR] PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 19, 2018

ILG, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF FRONTFOUR MASTER FUND, LTD. AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF ILG, INC.
IS NOT SOLICITING THIS PROXY

P       R       O       X       Y

The undersigned appoints David A. Lorber, Stephen E. Loukas and Steve Wolosky, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 (the “Common Stock”), of ILG, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Stockholders of the Company scheduled to be held on _______, 2018, at _:__ _.m., local time, at ____________ (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to FrontFour Master Fund, Ltd. (“FrontFour”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “[FOR/AGAINST]” PROPOSAL 2 AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with FrontFour’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[COLOR] PROXY CARD

[X] Please mark vote as in this example

FRONTFOUR RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1. FRONTFOUR [MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3].

1.	FrontFour’s proposal to elect Michelle Felman, James E. Hyman, Emanuel R. Pearlman and Simon M. Turner as directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified.
	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW

Nominees: Michelle Felman James E. Hyman Emanuel R. Pearlman Simon M. Turner	☐	☐	☐ ______________ ______________ ______________

 FrontFour does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, FrontFour has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

FrontFour intends to use this proxy to vote (i) “FOR” Ms. Felman and Messrs. Hyman, Pearlman and Turner and (ii) “FOR” the candidates who have been nominated by the Company other than [_______], for whom FrontFour is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if FrontFour’s nominees are elected.

Note: If you do not wish for your shares of Common Stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of Common Stock will be voted for the remaining nominee(s). You may also withhold authority to vote for the candidates who have been nominated by the Company other than [_________] by writing the names of such candidate(s) below.

_______________________________________________________________

2.	Company’s proposal to approve, in an advisory non-binding vote, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.